Revenues	12 Months Ended
Dec. 31, 2019
Revenues [Abstract]
Time Charter And Voyage Revenue
Revenues

Revenues are comprised of the following:

	Year Ended December 31
	2017	2018	2019
Time charter revenue (operating leases)	$146,533	$191,977	$202,400
Voyage charter revenue	1,095	1,113	—
Other income	6,412	8,458	4,282
Total	154,040	201,548	206,682

As of December 31, 2019, all of the Company’s vessels are employed under time charters with remaining terms ranging from less than one month to 6 months based on the minimum duration of the time charter contracts, excluding 3 vessels which are on long term time charters for periods of ten or twenty years with a remaining tenor ranging between 2 to 12 years as of December 31, 2019. All the time charters are classified as operating leases. The contract/charter party generally provides typical warranties regarding the speed and the performance of the vessel. The charter party generally has some owner protective restrictions such that the vessel is sent only to safe ports by the charterer, subject always to compliance with applicable sanction laws, and carry only lawful or non-hazardous cargo. The charterer has the full discretion over the ports visited, shipping routes and vessel speed, subject only to the owner protective restrictions discussed above. Time charter agreements may have renewal options for one to 12 months.
One of the long term period charters entered into January 2014, also grants the charterer an option to purchase the vessel at any time beginning at the end of the seventh year of the time charter period, at a price of $39,000 less 1.00% commission, decreasing thereafter on a pro-rated basis by $1,500 per year until the expiration of the charter in January 2024.